UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
January 9, 2006

Date of Report (Date of earliest event reported)
DAIMLERCHRYSLER AUTO TRUST 2005-B

(Exact name of registrant as specified in its charter)

Delaware	333-123226-01	20-6436958

(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)
Deutsch Bank Trust Company Delaware, as owner trustee,
1011 Centre Road, Suite 200, Wilmington, Delaware 19805
(Address of principal executive offices) (Zip Code)
(302) 552-6279
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 8. Other Events
Item 8.01. Other Events
     On the payment date January 9, 2006, payments were made to the holders of DaimlerChrysler Auto Trust Series 2005-B, Asset Backed Notes.
Section 9. Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:
     (a) Financial statement of businesses acquired:
     None
     (b) Pro forma financial information:
     None
     (c) Exhibits:

Exhibit 99:	Monthly report to holders of the
Asset Backed Notes, Series 2005-B, relating to the January 9, 2006 Payment Date.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DaimlerChrysler Auto Trust 2005-B (Registrant)
By:	DaimlerChrysler Financial Services Americas LLC, as Servicer

By:	/s/ Mark L. Davis
Mark L. Davis
Assistant Controller
Date: January 20, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
99	Monthly report to holders of the Asset Backed Notes, Series 2005-B, relating to the January 9, 2006 Payment Date.

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